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                                                                     Exhibit 4.1

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              Common Stock           Number                 Shares


        [MORNINGSTAR LOGO]



Incorporated under the Laws                 CUSIP 617700 01 9
of the State of Illinois                    See reverse side for certain
This Certificate is transferable            definitions
in Chicago, Illinois or
New York, New York


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This certifies that




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is the owner of



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Fully-paid and non-assessable shares of the Common Stock of Morningstar, Inc.
(hereafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents.


[SEAL]

                                   This Certificate is not valid unless
                                   countersigned and registered by the Transfer
                                   Agent and Registrar.


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



-------------------------    ----------------    ---------------------------------------      ---------------------
Chairman of the Board        Secretary           Countersigned and Registered:                Date
                                                 Computershare Investor Services, LLC,
                                                 Transfer Agent and Registrar
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       The Company will furnish without charge to each shareholder who so requests a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company, and the qualifications, limitations, or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Company at its principal place of business.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -- as tenants in common             UNIF GIFT MIN ACT--            Custodian
TEN ENT -- as tenants by the entireties                         ---------------------------------
JT TEN  -- as joint tenants with the                            (Cust)                    (Minor)
           right of survivorship and not
           tenants in common                                    under Uniform Gifts to Minors Act


                                                                ---------------------------------
                                                                (State)
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Additional abbreviations may also be used though not in the above list.

For value received,                         hereby sell, assign or transfer unto
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Please insert social security or other identifying number

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Please print or typewrite name and address including postal zip code of Assignee

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                                                        Shares
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of common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                        Attorney
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to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.


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Dated



                     X
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                     X
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                     Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.



                             Signature(s) guaranteed


                             By:
                                 -----------------------------------------------
                                 The signature(s) should be guaranteed by an
                                 "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.